EXHIBIT 10.7

                          MORTGAGE, SECURITY AGREEMENT,
                           FIXTURE FINANCING STATEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS


                                       BY

                           RESISTANCE TECHNOLOGY, INC.

                                  AS MORTGAGOR,

                                       TO

                        DIVERSIFIED BUSINESS CREDIT, INC.

                                  AS MORTGAGEE,

                                    TO SECURE

                   A REVOLVING LOAN AND REAL ESTATE TERM LOAN

                             Dated: August 31, 2005


Tax statements for the real property          This instrument was drafted by:
described in this instrument should be
sent to:
                                              Maslon Edelman Borman & Brand, LLP
Diversified Business Credit, Inc.             3300 Wells Fargo Center
Suite 450                                     90 South Seventh St.
651 Nicollet Mall                             Minneapolis, MN  55402
Minneapolis, MN  55402
________________________________________________________________________________

THIS MORTGAGE SECURES THE FOLLOWING: (I) A REVOLVING LOAN UNDER WHICH ADVANCES, PAYMENTS AND READVANCES MAY BE MADE FROM TIME TO TIME UP TO A MAXIMUM PRINCIPAL AMOUNT OUTSTANDING AT ANY ONE TIME NOT TO EXCEED $5,500,000; (II) A REAL ESTATE TERM LOAN OF UP TO $1,481,000; (III) EQUIPMENT TERM LOANS OF UP TO $1,000,000;AND (IV) ALL OF THE OTHER "INDEBTEDNESS SECURED HEREBY" AS DEFINED HEREIN; PROVIDED THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, ENFORCEMENT OF THIS MORTGAGE IS LIMITED TO A PRINCIPAL DEBT AMOUNT OF $2,000,000 UNDER CHAPTER 287 OF MINNESOTA STATUTES.
________________________________________________________________________________


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                          MORTGAGE, SECURITY AGREEMENT,
                         FIXTURE FINANCING STATEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

         THIS MORTGAGE, SECURITY AGREEMENT, FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (the "Mortgage") made as of the 31st day of August 2005, by Resistance Technology, Inc., a Minnesota corporation (the "Mortgagor"), in favor of Diversified Business Credit, Inc., a Minnesota corporation (the "Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, Mortgagor has requested that the Mortgagee from time to time make and continue to make loans, guaranties, letters of credit or other financial accommodations to Mortgagor and RTI Electronics, Inc., a Delaware corporation (individually and collectively, the "Borrower") pursuant to the terms of a Credit and Security Agreement dated of even date herewith and any future amendments and supplements thereto (the "Loan Agreement"); and

         WHEREAS, the Mortgagor has agreed to grant to the Mortgagee a lien on the properties hereinafter described to secure the payment of all present and future indebtedness of each Borrower to the Mortgagee, up to an aggregate principal amount of Eight Million Dollars ($8,000,000.00) at any one time outstanding, and interest thereon and costs of collection in connection therewith, evidenced or to be evidenced by or arising under the Loan Agreement, which loans are due and payable in full on August 31, 2008, or such earlier date as provided in the Loan Agreement; and

         WHEREAS, to secure (1) all loans by Mortgagee to each Borrower, and any extensions, renewals, restatements and modifications thereof and all principal, interest, fees and expenses related thereto, as any such loans may be advanced, paid down and readvanced from time to time, and all of each Borrower's debts, liabilities, obligations, covenants, warranties and duties to Mortgagee, whether now or hereafter incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of any note, any loan, credit or security agreement, any lease, any other mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or reimbursement agreement or banker's acceptance, any agreement for any other services or credit extended by Mortgagee to each Borrower even though not specifically enumerated herein and any other agreement with Mortgagee including, without limitation, under the Loan Agreement, or otherwise, and regardless of whether such obligations arise out of existing or future credit granted by Mortgagee to each Borrower and others, and/or to others guaranteed or endorsed by each Borrower or to any debtor-in-possession/ successor-in-interest of each Borrower, and principal, interest, fees, expenses and charges relating to any of the foregoing, including without limitation, costs and expenses of collection and enforcement of this Mortgage, attorneys' fees of both inside and outside counsel and environmental assessment or remediation costs, and (2) Borrower's payment and performance of all other obligations described in this Mortgage including, but not limited to, Borrower's payment to Mortgagee of any advances made by Mortgagee in protection of the Mortgaged Property (as hereinafter defined) or the lien of this Mortgage together with interest on any such advances at the highest rate specified in the Loan Agreement (all of such obligations, whether now existing or hereafter incurred, being herein referred to collectively as the "Indebtedness"); and

         WHEREAS, the maximum principal amount of the Indebtedness secured hereby, excluding advances made by Mortgagee in protection of the Mortgaged Property or the lien of this Mortgage, shall not exceed Two Million Dollars ($2,000,000.00);

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         WHEREAS, the Mortgagee has required as an express condition precedent to making loans to the each Borrower pursuant to the Loan Agreement that the Mortgagor secure the Indebtedness by this Mortgage.

         NOW, THEREFORE, to secure payment of the Indebtedness in the principal amount of up to Eight Million and 00/100 Dollars ($8,000,000.00) (the "Mortgage Amount") and other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure, and as security for, the payment of principal and interest and other premiums, penalties and charges under the Loan Agreement and the performance and observance by the Mortgagor of all of the covenants, agreements, representations, warranties and conditions contained herein, the Mortgagor does hereby grant, bargain, sell, convey, assign, transfer, pledge, set over and confirm unto the Mortgagee, its successors and assigns, forever, and does hereby grant a mortgage lien and security interest to the Mortgagee, its successors and assigns, forever, in and to (i) the tract of land legally described in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Land"); and (ii) all of Mortgagor's right, title and interest in and to any contracts for deed, purchase agreements, development agreements or other similar contracts and agreements relating to the Land and/or any of the Mortgage Property (as hereinafter defined), including, but not without limitation, all of Mortgagor's rights to payments thereunder and any and all proceeds with respect thereto;

         Together with (a) all of the buildings, structures and other improvements now standing or at any time hereafter constructed or placed upon the Land; (b) all heating, plumbing and lighting apparatus, elevators and motors, engines and machinery, electrical equipment, incinerator apparatus, air-conditioning apparatus, water softeners, carpets, carpeting, storm windows and doors, storm sash, window shades or blinds, awnings, locks, fences, trees, shrubs, and all other furniture, fixtures, machinery, equipment, appliances, inventory, contract rights, accounts receivable, instruments, chattel paper, franchise agreements, general intangibles, documents and all other personal property, and all cash and non-cash proceeds of the foregoing, of every kind and nature whatsoever now or hereafter owned by the Mortgagor and attached or affixed or located on or in or used or intended to be used in connection with or arising from the ownership, use, operation, maintenance or enjoyment of, the Land and any improvements located thereon, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing;
(c) all hereditaments, easements, rights, privileges and appurtenances now or hereafter belonging, attached or in any way pertaining to the Land or to any building, structure or improvement now or hereafter located thereon; (d) the immediate and continuing right to receive and collect all rents, revenues (including motel room revenues), income, issues, profits, accounts receivable, instruments, security and other types of deposits and other payments or rights to the payment of money and benefits in any form and any escrow or depository accounts maintained with or for the benefit of the Mortgagee, each as now due and which may hereafter arise from or that may become due under or by virtue of any of the Mortgaged Property (as hereinafter defined) or as may be payable to the Mortgagor with respect to its interest therein (collectively, the "Rents and Profits"), including, without limitation, by virtue of any lease or other agreement (oral or written) for the leasing, subleasing, licensing, management, use, occupancy, sale (including without limitation, any contract for deed or purchase agreement) or enjoyment of, or the operation of any business, concessions or other enterprise on or from, all or any part of the Land whether now, heretofore or hereafter, made or agreed to by the Mortgagor, together with any and all cash and non-cash proceeds therefrom; (e) all of the leases and agreements described in (d) above, together with all guarantees therefor and any renewals, extensions or substitutions thereof; and (f) all insurance and other proceeds of the foregoing; all rights and interests of Mortgagor against others, including adjoining property owners, arising out of damage to the property including damage due to environmental injury or release of hazardous substances; and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Land, improvements thereon and/or any other property or rights encumbered or conveyed hereby by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Land, said improvements and/or any other property or rights encumbered or conveyed hereby or any easement therein and any and all rights of the Mortgagor to real estate tax refunds (all of the foregoing is hereinafter collectively referred to as the "Mortgaged Property").

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         The filing of this Mortgage shall constitute a fixture filing in the office where it is filed and a carbon, photographic or other reproduction of this document may also be filed as a financing statement:

         Name and Address of                   Resistance Technology, Inc.
         Debtor and Record                     1260 Red Fox Rd
         Owner of Real Estate                  Arden Hills, MN  55112

         Name and Address of
         Secured Party:                        Diversified Business Credit, Inc.
                                               Suite 450
                                               651 Nicollet Mall
                                               Minneapolis, MN  55402

         Description of the Types              See above
         (or items) of property
         covered by this
         financing statement:

         Description of real estate            See Exhibit "A" attached
         to which all or a part                hereto.
         of the collateral is
         attached or upon which
         it is located:

         Some of the above described collateral is or is to become fixtures upon or minerals and mineral rights located upon the real estate described on Exhibit "A," and this financing statement is to be filed for record in the public real estate records.

         AND THE MORTGAGOR, for, itself, its successors and assigns, does covenant with the Mortgagee, its successors and assigns, that it is lawfully seized of the Mortgaged Property and has good right to sell and convey the same; that the Mortgaged Property is free from all encumbrances except as may be further stated in this Mortgage; that the Mortgagee, its successors and assigns, shall quietly enjoy and possess the Mortgaged Property; and that the Mortgagor will WARRANT AND DEFEND the title to the same against all lawful claims not specifically excepted in this Mortgage.

         TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee and its successors and assigns forever.

         PROVIDED, NEVERTHELESS, that if the Borrower shall pay the Indebtedness in full, plus interest at the rate set forth in the Loan Agreement, as the same changes from time to time and is adjusted in the manner set forth in the Loan Agreement, on the unpaid principal balance, as computed in accordance with the terms and conditions of the Loan Agreement, and any other sums due and owing under the Loan Agreement and shall also pay or cause to be paid all other sums, with interest thereon, as may be advanced by the Mortgagee in accordance with this Mortgage either, to protect the lien of this Mortgage, or by way of additional loan or for any other purpose, and shall also keep and perform all and singular the covenants herein, required on the part of the Mortgagor to be kept and performed (the Indebtedness under the Loan Agreement, including any and all renewals, amendments, extensions and modifications thereof, and all such sums, together, with interest thereon, and such covenants herein collectively referred to as the "Indebtedness Secured Hereby"), then this Mortgage shall be null and void, in which event the Mortgagee will execute and deliver to

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the Mortgagor in form suitable for recording a full satisfaction of this
Mortgage; otherwise this Mortgage shall remain in full force and effect.

                                   ARTICLE I.

                    GENERAL COVENANTS, AGREEMENTS, WARRANTIES

         SECTION 1.01 PAYMENT OF INDEBTEDNESS; OBSERVANCE OF COVENANTS. The Mortgagor shall duly and punctually pay each and every payment of principal, interest and all prepayment premiums and late charges, if any, required by the Loan Agreement and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Loan Agreement or in any other instrument given as security for the payment of the Indebtedness.

         SECTION 1.02 MAINTENANCE; REPAIRS. Subject to the provisions of Section
2.03 hereof, the Mortgagor shall keep and maintain the Mortgaged Property in good condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Mortgaged Property and its use, and will promptly repair or restore any building, improvements or structures now or hereafter located on the Land which may become damaged or destroyed to their condition prior to any such damage or destruction. The Mortgagor shall not acquiesce in any rezoning classification, modification or restriction affecting the Land, without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld. The Mortgagor shall not vacate or abandon the Mortgaged Property.

         SECTION 1.03 PAYMENT OF UTILITY CHARGES, TAXES AND ASSESSMENTS. The Mortgagor shall, before any penalty attaches thereto, pay or cause to be paid all charges made for electricity, gas, heat, water, sewer and other utilities furnished or used in connection with the Mortgaged Property, and all taxes, assessments and levies of every nature heretofore or hereafter assessed against the Mortgaged Property and upon demand will furnish the Mortgagee receipted bills evidencing such payment.

         Nothing in this Section 1.03 shall require the payment or discharge of any obligations imposed upon the Mortgagor by this Section so long as the Mortgagor shall diligently and in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided, however, that during such contest the Mortgagor shall, at the reasonable request of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation under this Section and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, however, that if at any time payment of any obligation imposed upon the Mortgagor by this Section shall become necessary to prevent the delivery of a tax deed conveying the Land or any portion thereof because of nonpayment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed.

         SECTION 1.04 LIENS. Except for liens and encumbrances, if any, listed on Exhibit B attached hereto or consented to in writing by or granted to the Mortgagee ("Permitted Encumbrances"), the Mortgagor will keep the Mortgaged Property free from all liens (other than liens for taxes, assessments on mechanics' liens not yet due and payable) and encumbrances of every nature whatsoever heretofore or hereafter arising and, upon written demand of the Mortgagee, the Mortgagor will pay and procure the release of any such lien or encumbrances.

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         SECTION 1.05 COMPLIANCE WITH LAW. The Mortgagor will promptly comply in all material respects with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property unless the same is being diligently contested by the Mortgagor in good faith and by proper proceedings. Without limiting the foregoing, Mortgagor agrees that the Mortgaged Property shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 (if applicable), all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the American with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively the "Access Laws").

         Notwithstanding any provisions set forth herein or in any other document regarding Mortgagee=s approval of alterations of the Mortgaged Property, Mortgagor shall not alter the Mortgaged Property in any manner which would increase Mortgagor's responsibilities for compliance with the applicable Access Laws without the prior written approval of the Mortgagee. The foregoing shall apply to tenant improvements constructed by Mortgagor or by any of its tenants. Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Mortgagee.

         Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         SECTION 1.06 RIGHT OF MORTGAGEE TO ENTER. The Mortgagor will permit the Mortgagee and its agents to enter, and to authorize others to enter, upon any or all of the Land, at any time and from time to time, during normal business hours, to inspect the Mortgaged Property to perform or observe any covenants, conditions or terms hereunder which the Mortgagor shall fail to perform, meet or comply with, or for any other purpose in connection with the protection or preservation of the Mortgagee's security, without thereby becoming liable to the Mortgagor or any person in possession under the Mortgage.

         SECTION 1.07 RIGHT OF THE MORTGAGEE TO PERFORM. If the Mortgagor fails to pay all and singular any taxes, assessments, levies or other similar charges or encumbrances heretofore or hereafter assessed against the Mortgaged Property or fails to obtain the release of any lien or encumbrance (other than a Permitted Encumbrance) of any nature heretofore or hereafter arising upon the Mortgaged Property or fails to perform any other covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which adversely affects or questions the title to or possession of the Mortgaged Property or the interest of the Mortgagor of the Mortgagee therein, then the Mortgagee, at the Mortgagee's option, without notice to the Mortgagor, may perform such covenants and agreements, investigate and defend against such action or proceeding, and take such other action as the Mortgagee deems necessary to protect the Mortgagee's interest. Any amounts disbursed by the Mortgagee pursuant to this Section 1.07, including without limitation court costs and expenses and attorneys' fees, with interest thereon, shall become additional indebtedness of the Mortgagor and shall be secured by this Mortgage. Such amount shall be payable upon written notice from the Mortgagee to the Mortgagor requesting payment thereof, and shall bear interest from the date of disbursement at a rate equal to the greater of (i) the rate of interest then in effect under the Loan Agreement, or (ii) eighteen percent (18%) per annum or, if such rate is illegal or usurious, at the maximum rate then permitted by law. Nothing contained in this Section 1.07 shall require the Mortgagee to incur any expense or to do any act or thing hereunder.

         SECTION 1.08 ASSUMPTION. The Mortgagor shall not sell, assign, lease, convey, mortgage or otherwise encumber or dispose of either the legal or equitable title or both to all or any portion of the Mortgaged Property or any other interest therein without the prior written consent of the Mortgagee. A sale, transfer, assignment or other disposition of any shares of stock in, or any general or limited partnership,

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membership or other equity interest in, the Mortgagor shall constitute and be deemed a sale of all or a part of the Mortgaged Property for purposes of this
Section 1.08.

         SECTION 1.09 ASSIGNMENT OF RENTS. The Mortgagor does hereby sell, assign and transfer unto the Mortgagee (i) the immediate and continuing right to receive and collect all Rents and Profits now due and which may hereafter become due under or by virtue of any lease or agreement (oral or written) for the leasing, subleasing, use or occupancy of all or any part of the Mortgaged Property now, heretofore or hereafter made or agreed to by the Mortgagor, and
(ii) all of such leases and agreements, together with all guarantees therefor and any renewals or extensions thereof, for the purpose of securing payment of the indebtedness of the Mortgagor under the Loan Agreement and the documents related thereto.

         The Mortgagor does hereby irrevocably appoint the Mortgagee its true and lawful attorney in its name, place and stead, which appointment is coupled with an interest, with or without taking possession of the Mortgaged Property, to rent, lease, sublease, let or sublet all or any portion of the Mortgaged Property to any party or parties at such rental and upon such terms, as it in its discretion may determine, and to collect all of said Rents and Profits arising from or accruing at any time hereafter under each and all of such leases and agreements, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as the Mortgagee would have upon taking possession of the Mortgaged Property.

         The Mortgagor represents and agrees that no Rent and Profits have been or will be paid in advance by any persons in possession of all or any portion of the Mortgaged Property for a period of more than one month and that the payment of none of the Rents and Profits to accrue for all or any portion of the Mortgaged Property has or will be waived, released, reduced or discounted, or otherwise discharged or compromised, by the Mortgagor. The Mortgagor waives any right of setoff against any person in possession of all or, any portion of the Mortgaged Property. The Mortgagor represents that it has not assigned any of said Rents or Profits to any third party and agrees that it will not so assign any of said Rents or Profits without the prior written consent of the Mortgagee.

         Nothing contained herein shall be construed as constituting the Mortgagee "a mortgagee in possession" in the absence of the taking of actual possession of the Mortgaged Property by the Mortgagee. In the exercise of the powers herein granted to the Mortgagee, no liability shall be asserted or enforced against the Mortgagee, all such liability being expressly waived and released by the Mortgagor.

         The Mortgagor further agrees to assign and transfer to the Mortgagee all Rents and Profits from future leases, subleases and similar agreements upon or with respect to all or any part of the Mortgaged Property and to execute and deliver, immediately upon request of the Mortgagee such further assurances and assignments in the Mortgaged Property as the Mortgagee from time to time shall require.

         Although it is the intention of the parties that this Assignment of Leases and Rents shall be a present assignment, it is expressly understood and agreed that, anything herein contained to the contrary notwithstanding, the Mortgagee hereby grants to the Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect all related rental amounts and Mortgagee shall not exercise any of the rights and powers conferred upon it herein, unless and until an "Event of Default," shall occur at which time such license may be revoked by Mortgagee and Mortgagee shall be entitled to exercise any and all such rights and powers; and nothing herein contained shall be deemed to affect or impair any rights which the Mortgagee may have under the Loan Agreement, this Mortgage or any other document or agreement related hereto or thereto.

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         Mortgagor acknowledges and agrees that this Assignment of Leases and
Rents, and the Mortgagee's rights and remedies hereunder, may be enforced by the Mortgagee throughout the entire redemption period provided by applicable law following any foreclosure sale of all or any portion of the Mortgaged Property.

         At any time after the occurrence of an Event of Default, the Mortgagee, without in any way waiving such default, may:

         (1) at the Mortgagee's option without notice to the Mortgagor and without regard to the adequacy of the security for the Loan Agreement, either in person or by agent, with or without any action or proceeding, or by a receiver appointed by a court of competent jurisdiction pursuant to Minnesota Statutes, Section 559.17, Subd. 2, and/or other applicable law, peaceably take possession of the Mortgaged Property and have, hold, manage, lease, sublease and operate the same; or

         (2) the Mortgagee, without taking possession of the Mortgaged Property, may sue for or otherwise collect and receive all Rents and Profits from the Mortgaged Property to which the Mortgagor would otherwise be entitled, including those past due and unpaid with full power to make from time to time all adjustments thereto, as may seem proper to the Mortgagee.

         The Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, sublease or rental agreements relating to the Mortgaged Property, and the Mortgagor shall and does hereby agree to indemnify and hold the Mortgagee harmless from and against any and all liability, loss or damage which it may or might incur under any such lease, sublease or agreement or under or by reason of the assignment of the rents thereof and from and against any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of such leases, provided that the Mortgagor shall not indemnify and hold harmless the Mortgagee from any liability loss or damage resulting from the gross negligence or intentional misconduct of the Mortgagee. Should the Mortgagee incur any liability, loss or damage by reason of this assignment of leases and rents, or in the defense of any claim or demand, the Mortgagor agrees to reimburse the Mortgagee for the amount thereof, including costs, expenses and attorney's fees, immediately upon demand.

         The Mortgagee, or such agent or, receiver, in the exercise of the rights and powers conferred upon it by this assignment of leases and rents shall have the full power to use and apply the Rents and Profits of the Mortgaged Property to which the Mortgagor would otherwise be entitled to the payment of or on account of the following in the order listed below (except as otherwise required by Minnesota Statutes, Section 559.17 or other applicable law):

         (1)      reasonable receiver's fees;

         (2) application of tenant security deposits as required by Minnesota Statutes, Section 504B.178;

         (3) payment, when due, of prior or current real estate taxes or special assessments with respect to the Mortgaged Property, or the periodic escrow for the payment of the taxes or special assessments;

         (4) payment, when due, of premiums for insurance of the type required by this Mortgage, or the periodic escrow for the payment of the premiums;

         (5) payment for the keeping of the covenants required of a lessor or licensor pursuant to Minnesota Statutes, Section 504B.161, subdivision 1; and

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         (6)      all expenses for normal maintenance of the Mortgaged Property;

provided, however, that nothing herein shall prohibit the right to reinstate pursuant to Minnesota Statutes, Section 580.30, or the right to redeem granted pursuant to Minnesota Statutes, Sections 580.23 and 581.10.

         Any excess cash remaining after paying the expenses listed in clauses
(1) through (6) above shall be applied to the payment of the Indebtedness Secured Hereby except as may be otherwise required by applicable law; provided that if the Mortgaged Property shall be foreclosed by the Mortgagee and sold at a subsequent foreclosure sale, then:

         (1) if the Mortgaged Property shall be purchased by the Mortgagee at the foreclosure sale, the Rents and Profits shall first be applied to any deficiency amount arising from such sale and any remaining balance shall be retained by the Mortgagee, provided further, that if the Mortgaged Property is redeemed by the Mortgagor or any party that shall have the right to redeem, any amount remaining after the payment of the deficiency balance shall be applied as a credit against the amount required to be paid to effect a redemption and any remaining excess Rents and Profits shall be retained by the Mortgagor or redeeming party, as applicable, and if the Mortgaged Property is not redeemed, any remaining excess Rents and Profits at the end of such redemption shall belong to the Mortgagee, whether or not a deficiency exists; and

         (2) if the Mortgaged Property is not purchased by the Mortgagee at the foreclosure sale, the Rents and Profits shall first be applied to any deficiency amount arising from such foreclosure sale, and the balance shall be retained by the purchaser, and if the Mortgaged Property shall be redeemed by the Mortgagor or any other party entitled to redeem, any amount remaining after payment of the deficiency balance shall be applied as a credit against the amount required to be paid to effect a redemption with any remaining balance to be retained by the Mortgagor, provided, if the Mortgaged Property is not redeemed, then at the end of such redemption any remaining excess Rents and Profits shall be paid first to the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price pursuant to Minn. Stat. Section
                  580.23 or Section 581.10, then to the Mortgagee to the extent of any deficiency remaining unpaid and the balance, if any, to the purchaser.

         Mortgagee shall have the right, at any time and without limitation as provided in Minnesota Statutes, Section 582.03, to advance money to the receiver to pay any part or all of the items which the receiver should otherwise pay if cash were available from the Mortgaged Property and sums so advanced, with interest at the rate set forth in the Loan Agreement, shall be secured hereby, or if advanced during the period of redemption shall be a part of the sum required to be paid to redeem from the sale.

         The Mortgagor does further specifically authorize and instruct each and every present and future lessee, sublessee, tenant or subtenant of the whole or any part of the Mortgaged Property to pay all unpaid rental agreed upon in any lease or sublease to the Mortgagee upon receipt of demand from the Mortgagee so to pay the same.

         Any tenants, subtenants or other occupants of all or any part of the Mortgaged Property are hereby authorized to recognize the claims of the Mortgagee hereunder without investigating the reason for any action taken by the Mortgagee, or the validity or the amount of indebtedness owing to the Mortgagee, or, the occurrence or existence of any Event of Default, or the application to be made by the Mortgagee of any amounts to be paid to the Mortgagee. The sole signature of any officer or attorney of the Mortgagee shall be sufficient for the exercise of any rights under this assignment of leases and rents and the sole receipt of the Mortgagee for any sums received by such tenants, subtenants or other occupants shall be a full discharge and release therefor. Checks for all or any part of the Rents and Profits collected under this assignment of leases and rents shall be drawn to the exclusive order of the Mortgagee.

         SECTION 1.10 FURTHER ASSURANCES. At any time and from time to time, upon request by the Mortgagee, the Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to the Mortgagee, any and all other, further instruments, certificates and other documents as may, in the reasonable opinion of the Mortgagee, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve, the obligations of the Mortgagor hereunder and under the Loan Agreement and the mortgage, security interests and other liens granted by this Mortgage. Upon any failure by the Mortgagor so to do, the Mortgagee may make, execute and record any and all such instruments, certificates and documents for and in the name of the Mortgagor and the Mortgagor hereby irrevocably appoints the Mortgagee its agent and attorney in fact of the Mortgagor so to do.

         SECTION 1.11 EXPENSES. The Mortgagor will pay or reimburse the Mortgagee for all attorney's fees, costs and expenses (including reasonable fees and disbursements of legal counsel) incurred by the Mortgagee in any legal proceeding or dispute of any kind in which the Mortgagee is made a party, or appears as party plaintiff or defendant, affecting the Indebtedness Secured Hereby, this Mortgage, the interest created herein or the Mortgaged Property, including but not limited to the exercise of the power of sale set forth in this Mortgage, any condemnation action involving the Mortgaged Property or any action to protect the security hereof and any such amounts paid by the Mortgagee shall be added to the indebtedness secured by this Mortgage.

         SECTION 1.12 BOOKS AND RECORDS; FINANCIAL STATEMENTS. The Mortgagor will keep and maintain full, true and accurate books of account adequate to reflect correctly the results of the operation of the Mortgaged Property, all of which books and records relating thereto shall be open to inspection by the Mortgagee or its representative during normal business hours.

         SECTION 1.13 HAZARDOUS SUBSTANCES. The Mortgagor warrants, covenants and represents that there does not exist in or under the Mortgaged Property any pollutant, toxic or hazardous waste or substance, or any other material the release or disposal of which is regulated by any law, regulation, ordinance or code related to pollution or environmental contamination, and that, as to the best of Mortgagor's knowledge, no part of the Mortgaged Property was ever used for any industrial or manufacturing purpose or as a dump, sanitary landfill, or gasoline service station, and that there exists on the Mortgaged Property no storage tanks, electrical transformers or other equipment containing PCBs or material amounts of asbestos. The Mortgagor represents that it has received no summons, citations, directives, letters or other communications, written or oral, from any federal, state or local agency or department concerning the storing, releasing, pumping, pouring, emitting, emptying or dumping of any pollutant, toxic or hazardous waste or substance on the Mortgaged Property.

         The Mortgagor covenants and agrees that it shall not, nor shall it permit others to, use the Mortgaged Property for the business of generating, transporting, storing, treating or disposing of any pollutant, toxic or hazardous waste or substance, nor shall it either take or fail to take any action which may result in a release of any hazardous substance from or onto the Mortgaged Property. The Mortgagor further covenants and agrees that it shall comply in all material respects, and maintain the Mortgaged Property in compliance, with any and all federal, state and local hazardous waste and other environmental laws, rules, regulations and orders. In addition to all rights of access granted the Mortgagee pursuant to Section 1.06 hereof, during the term of the loan contemplated hereby, the Mortgagee, or any authorized agent, contractor or representative of the Mortgagee, is hereby irrevocably authorized to enter upon the Mortgaged Property at any time and from time to time for the purpose of performing inspections, taking soil borings or other borings, or conducting any other tests or procedures on, in or about the Mortgaged Property as the Mortgagee deems necessary or appropriate to determine whether any hazardous or toxic substances, including without limitation asbestos or PCBs, are present on, under or about the Mortgaged Property.

         The Mortgagor agrees to indemnify and to hold the Mortgagee harmless from any and all claims, causes of action, damages, penalties, and costs (including, but not limited to, attorneys' fees, consultants' fees and related expenses) which may be asserted against, or incurred by, the Mortgagee resulting from or due to release of any hazardous substance or waste on the Mortgaged Property or arising out of any injury to human health or the environment by reason of the condition of or past activity upon the Mortgaged Property. The Mortgagor's duty to indemnify and hold harmless includes, but is not limited to, proceedings or actions commenced by any person (including, but not limited to, any federal, state, or local governmental agency or entity) before any court or administrative agency. The Mortgagor further agrees that pursuant to its duty to indemnify under this section, the Mortgagor shall indemnify the Mortgagee against all expenses incurred by the Mortgagee as they become due and not waiting for the ultimate outcome of the litigation or administrative proceeding. The Mortgagor's obligations to indemnify and hold the Mortgagee harmless hereunder shall survive repayment of the Mortgage Amount and satisfaction or foreclosure of this Mortgage.

         SECTION 1.14 LEASES. The Mortgagor shall fully pay and perform each and all of its obligations under any leases relating to the Land in a timely manner. The Mortgagor shall not amend, terminate, surrender or compromise such leases nor enter into any new lease, occupancy or similar agreement with respect to the Mortgaged Property without the prior written consent of the Mortgagee. Upon the written request of the Mortgagee, the Mortgagor shall deposit with the Mortgagee, or any receiver appointed over the Mortgaged Property, any and all security deposits relating to leases of the Mortgaged Property, which security deposits shall be released to tenants thereunder as and when required under said leases and applicable law.

         SECTION 1.15 ESCROW FOR TAXES, ASSESSMENTS AND INSURANCE. If requested by the Mortgagee, the Mortgagor shall pay to the Mortgagee on each day monthly installments of principal and/or interest are payable under the Loan Agreement, until the Indebtedness under the Loan Agreement and all other indebtedness secured by the Mortgage is paid in full, a sum equal to one-twelfth of the annual taxes and assessments levied against the Mortgaged Property and premiums on any policy or policies of insurance required by the Mortgage including, but not limited to hazard insurance and flood insurance, if any, all as estimated initially and from time to time determined by the Mortgagee, to be applied by the Mortgagee to pay said taxes, assessments and insurance premiums (such amounts being hereafter referred to as the "Tax and Insurance Funds"). Mortgagee shall apply the Tax and Insurance Funds to pay said taxes and assessments prior to the date that penalty attaches for nonpayment for said insurance premiums prior to the due date thereof so long as the amount of Tax and Insurance Funds held by the Mortgagee is sufficient at that time to make such payments. Such Tax and Insurance Funds shall not be, nor be deemed to be, trust funds, and the Mortgagee shall have the right to hold the Tax and Insurance Funds in any manner the Mortgagee elects and may commingle the Tax and Insurance Funds with other moneys held by the Mortgagee.

         If the amount of the Tax and Insurance Funds held by the Mortgagee shall exceed at any time the amount deemed necessary by the Mortgagee to provide for the payment of taxes, assessments and insurance premiums, such excess shall, at the option of the Mortgagee, either be promptly repaid to the Mortgagor or be credited to the Mortgagor on the next monthly installment of Tax and Insurance Funds due. If at any time the Tax and Insurance Funds are less than the amount deemed necessary by the Mortgagee to pay taxes, assessments and insurance premiums as they fall due, the Mortgagor shall promptly pay to the Mortgagee any amount necessary to make up the deficiency upon notice from the Mortgagee to the Mortgagor requesting payment thereof. The Tax and Insurance funds are hereby pledged as additional security for the indebtedness secured by the Mortgage.

         Upon the occurrence of an Event of Default under the Loan Agreement, Mortgagee may apply, in any order as Mortgagee shall determine in its sole discretion, any Tax and Insurance Funds held by the Mortgagee at the time of application (i) to pay taxes, assessments and insurance premiums which are then or will thereafter become due and/or (ii) as a credit against the indebtedness secured by the Mortgage. Upon payment in full of the Indebtedness under the Loan Agreement and all other indebtedness secured by the Mortgage, the Mortgagee shall promptly refund to the Mortgagor any Tax and Insurance Funds held by the Mortgagee.

         SECTION 1.16 UNIFORM COMMERCIAL CODE SECURITY INTEREST. This instrument is intended to be a security agreement pursuant to the Uniform Commercial Code covering any of the items or types of property included as part of the Mortgaged Property that may be subject to a security interest pursuant to the Uniform Commercial Code, and Mortgagor hereby grants Mortgagee a security interest in such items or types of property. This Mortgage or a reproduction hereof is sufficient as a financing statement and as a financing statement it covers goods which are, or are to become, fixtures on the Land. In addition, Mortgagor will execute and deliver to Mortgagee, upon Mortgagee's request, any financing statements or amendments thereof or continuation statements thereto that Mortgagee may require to perfect a security interest in said items or types of property. Mortgagor shall pay all costs of filing such instruments.

         SECTION 1.17 SUBROGATION. If Mortgagee pays any prior lien from the proceeds of the loan secured by this Mortgage or otherwise, it shall be subrogated to the rights of the holder of such prior lien as fully as if such lien had been assigned to Mortgagee.

                                  ARTICLE II.

                   INSURANCE, CONDEMNATION AND USE OF PROCEEDS

         SECTION 2.01 INSURANCE. Until the Indebtedness Secured Hereby has been paid in full, the Mortgagor shall obtain and maintain the following:

         (1) The Mortgagor shall maintain such insurance (including, without limitation, liability insurance), in such form and amount, as required by the Loan Agreement.

         (2) All insurance shall be carried in companies licensed to do business in the State of Minnesota and approved by the Mortgagee and the policies and renewals thereof shall (i) name the Mortgagee as additional insured with respect to the liability insurance, (ii) contain a waiver of defense based on coinsurance, (iii) be constantly assigned and pledged to and held by the Mortgagee as additional security for the Indebtedness Secured Hereby, (iv) have attached thereto loss-payable and mortgagee clauses in favor of and in form acceptable to the Mortgagee, and (v) provide that the Mortgagee shall receive at least thirty (30) days' prior written notice of cancellation or any substantial modification of the policy. In default thereof, the Mortgagee may effect any insurance required to be maintained by the Mortgagor, pursuant to this Section 2.01 and the amount paid therefor shall become immediately due and payable with interest at a rate equal to the greater of (i) the rate of interest then in effect under the Loan Agreement, or (ii) eighteen percent (18%) per annum or, if such rate is illegal or usurious, at the maximum rate permitted by law, and shall be secured by this Mortgage. In the event of loss or damage to the Mortgaged Property, the Mortgagor will give immediate written notice thereof to the Mortgagee, who may make proof of loss or damage if not made promptly by the Mortgagor. The Mortgagor hereby authorizes the Mortgagee to settle and compromise all claims or such policies and hereby authorizes and directs each insurance company concerned to make payment for any such loss to the Mortgagor and the Mortgagee jointly. In the event of foreclosure of this Mortgage, all right, title and interest of the Mortgagor in and to any property insurance policies then in force shall pass to the purchaser at the foreclosure sale.

         SECTION 2.02 CONDEMNATION. The Mortgagor shall give the Mortgagee immediate written notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Property or any easement therein or appurtenance thereof. If all or any part of the Mortgaged Property is damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, the amount of any award or other payment for such taking, acquisition or damages made in consideration thereof, to the extent of the full amount of the remaining unpaid indebtedness secured by this instrument, is hereby assigned to the Mortgagee, who is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor and the same shall be paid forthwith to the Mortgagee, to be applied to the Indebtedness Secured Hereby, and any excess shall be paid to the Mortgagor.

         SECTION 2.03 MORTGAGOR TO REPAIR, REPLACE, REBUILD OR RESTORE. If any Indebtedness Secured Hereby is outstanding when all or any part of the Mortgaged Property is destroyed or damaged, unless the Mortgagee elects, at its option, which option is hereby irrevocably granted by the Mortgagor to the Mortgagee, to apply such proceeds as a prepayment of the Indebtedness under the Loan
Agreement:

         (1) the Mortgagor shall either prepay the Indebtedness under the Loan Agreement in full or proceed promptly, subject to the provisions of subsection (2) of this Section 2.03, to replace, repair, rebuild and restore the Mortgaged Property to substantially the same condition as existed before the taking or event causing the damage or destruction;

         (2) all proceeds of any insurance claim shall be deposited in escrow with the Mortgagee. The Mortgagee shall apply the proceeds, less such sum, if any, required for payment of all expenses incurred in collecting the same ("Net Proceeds"), to payment of the costs of repair, replacement, rebuilding or restoration of the Mortgaged Property upon compliance with such construction and disbursement terms as the Mortgagee may deem reasonably necessary, including deposit by the Mortgagor with the Mortgagee of such funds of the Mortgagor as may be required to insure payment of all costs of rebuilding, restoration, repair or replacement. If such deposit is not made when requested by the Mortgagee, or if an Event of Default occurs while the Mortgagee is retaining the Net Proceeds, the Mortgagee may apply the Net Proceeds to the Indebtedness Secured Hereby. The balance of the Net Proceeds remaining after payment of all costs of any repair, rebuilding, replacement or restoration of the Mortgaged Property shall be applied as a prepayment of the Indebtedness Secured Hereby, and any excess shall be paid to the Mortgagor; and

         (3) the Mortgagor shall not, by reason of the payment of any costs of repair, rebuilding, replacement or restoration, be entitled to any reimbursement from the Mortgagee or any abatement or distribution of the amounts payable under the Loan Agreement or on any other Indebtedness Secured Hereby.

                                  ARTICLE III.

                                    REMEDIES

                  SECTION 3.01 REMEDIES. Upon the occurrence of an Event of Default or at any time thereafter, the Mortgagee may, at its option, exercise any and all of the following rights and remedies (and any other rights and remedies available to it under applicable law or any document related hereto):

         (1) the Mortgagee may foreclose this Mortgage by action or advertisement upon written notice thereof to the Mortgagor, and the Mortgagor hereby authorizes the Mortgagee to do so, power being herein expressly granted to sell the Mortgaged Property at public auction without any prior hearing thereof and to convey the same to the purchaser, in fee simple, pursuant to the statutes of Minnesota in such case made and provided and, out of the proceeds arising from such sale, to pay all Indebtedness Secured Hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorney's fees permitted by law, which costs, charges and fees the Mortgagor herein agrees to pay, and to pay the surplus, if any, to the Mortgagor, its successors or assigns; and

         (2) the Mortgagee may exercise any of the remedies made available to a secured party under the Uniform Commercial Code in effect in the State of Minnesota, or other applicable law, with respect to any of the Mortgaged Property which constitutes personal property, including without limitation the right to take possession thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Mortgagor hereby waives), and the right to sell, lease or otherwise dispose of or use any or all of such personal property. For purposes of this power of sale, Mortgagee may elect to treat as personal property any Mortgaged Property that is intangible or that can be severed from the Land or improvements thereon without causing structural damage. The Mortgagee may require the Mortgagor to assemble such personal property and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both the Mortgagor and the Mortgagee. If notice to the Mortgagor of any intended disposition of any of the Mortgaged Property constituting personal property or any other, intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 4.02 hereof) at least ten (10) calendar days prior to the date of intended disposition or other action.

         In the event of a sale under this Mortgage, whether by virtue of judicial proceedings or otherwise, the Mortgaged Property may, at the option of the Mortgagee, be sold as one parcel and as an entirety or in such parcels, manner and order as the Mortgagee in its sole discretion may elect.

         SECTION 3.02 PURCHASE OF MORTGAGED PROPERTY. In case of any sale of the Mortgaged Property pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, the Mortgagee, its successors and assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Indebtedness under the Loan Agreement and any claims for interest, late charges and prepayment premiums matured and unpaid thereon, together with any other Indebtedness Secured Hereby, if any, in order that there may be credited as paid on the purchase price the sum, or any part thereof, then due under the Loan Agreement, including principal thereof and interest, late charges and prepayment premiums, if any, thereon, and any other Indebtedness Secured Hereby.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         SECTION 4.01 SUCCESSORS AND ASSIGNS. The covenants and agreements contained herein, including, without limitation, the provision of Section 1.08 hereof, shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of the Mortgagor and the Mortgagee, including among the Mortgagor's assigns any purchasers or transferees of the Mortgaged Property.

         SECTION 4.02 NOTICES. Any notice, request, demand or other communication permitted or required hereunder shall be deemed duly given if delivered or mailed postage prepaid, certified or registered, addressed to the address of such party on page 2 of this Mortgage.

         SECTION 4.03 HEADINGS. The headings of the sections contained herein are for convenience only and are not to be construed to be a part of or limit or affect the terms hereof.

         SECTION 4.04 EXPENSES. The Mortgagor shall reimburse the Mortgagee and any participant, upon demand, for all costs and expenses, including without limitation appraisal fees, reasonable fees and disbursements of legal counsel, survey fees, closing charges, documentary or tax stamps, recording and filing fees, insurance premiums and service charges, paid or incurred by the Mortgagee in connection with (i) the preparation, negotiation, approval, execution and delivery of the Loan Agreement, the Mortgage and any other documents and instruments related hereto or thereto; (ii) the servicing of the loan contemplated by the Loan Agreement; (iii) the negotiation of any amendments or modifications to any of the foregoing documents, instruments or agreements and the preparation of any and all documents necessary or desirable to effect such amendments or modifications; and (iv) the enforcement by the Mortgagee during the term hereof or thereafter of any of the rights or remedies of the Mortgagee or any participant hereunder or under any of the foregoing documents, instruments or agreements, including without limitation costs and expenses of collection, whether or not suit is filed with respect thereto and whether such costs are paid or incurred, or to be paid or incurred, prior to or after entry of judgment.

         SECTION 4.05 DEFINITIONS. As used herein, the term "Event of Default" shall have the meaning assigned to such term in the Loan Agreement.

         SECTION 4.06 SURETY PROVISIONS. Mortgagor hereby:

         (1) waives (i) presentment, demand, notice of nonpayment, protest and notice of protest on the Indebtedness Secured Hereby; and (ii) notice of the creation or incurrence of the Indebtedness Secured Hereby;

         (2) agrees that Mortgagee may from time to time, without notice to Mortgagor, which notice is hereby waived by Mortgagor, extend, review or compromise the Indebtedness Secured Hereby, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the mortgage or security interest granted hereunder, the foregoing acts being hereby consented to by Mortgagor;

         (3) agrees that Mortgagee shall not be required to first resort for payment to any other person, entity or corporation, their properties or estates, or any other right to remedy whatsoever, prior to enforcing this Mortgage;

         (4) agrees that this Mortgage shall be and be construed as a continuing, absolute and unconditional agreement of Mortgagor without regard to (i) the validity, regularity or enforceability of the Indebtedness Secured Hereby or the disaffirmance thereof in any insolvency or, bankruptcy proceeding relating to any Borrower or guarantor, or (ii) any event or any conduct or action of the Mortgagee or any other party which might otherwise constitute a legal or equitable discharge of a surety or of the mortgage or security interest granted hereunder but for this provision;

         (5) agrees that this Mortgage shall remain in full force and effect and be binding upon Mortgagor until the Indebtedness Secured Hereby is paid in full;

         (6) agrees that Mortgagee is expressly authorized to renew, extend, compromise, exchange, release or surrender, any or all collateral and security pledged by the Mortgagor or any other party to Mortgagee to secure all or any part of the Indebtedness Secured Hereby, with or without consideration and without notice to Mortgagor and without in any manner affecting the mortgage and security interest granted hereunder; and that the mortgage and security interest granted hereunder shall not be affected or impaired by any failure, neglect or omission on the part of Mortgagee to realize upon the Indebtedness Secured Hereby, or upon any collateral or security therefor, nor by the taking by Mortgagee of any other security agreement or guaranty to secure the Indebtedness Secured Hereby or any other indebtedness of each Borrower to Mortgagee, nor by any act or failure to act whatsoever which but for this provision might or could in law or in equity act to release the mortgage or security interest granted hereunder;

         (7) agrees that Mortgagor may be joined in any action or proceeding commenced in connection with or based upon the Indebtedness Secured Hereby and this Mortgage may be enforced in any such action or proceeding or in any independent action or proceeding against each Borrower or any guarantor, shall the Mortgagor fail to duly and punctually pay any of the principal of or interest, late charges or prepayment premium, if any, on Indebtedness under the Loan Agreement, without any requirement that Mortgagee first assert, prosecute or, exhaust any remedy or claim against any other party;

         (8) agrees that no waiver by Mortgagee of any right or remedy shall be a waiver of any other right or remedy or of the same right or remedy on a later occasion;

         (9) agrees that no delay or failure by Mortgagee to exercise any right or remedy hereunder or under applicable law shall be a waiver of such right or remedy; and no single or partial exercise by Mortgagee of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at another time; and

         (10) agrees that each remedy of the Mortgagee hereunder is distinct and cumulative to each other right or remedy under any other document related hereto, or afforded by law, and may be exercised concurrently or independently.

         SECTION 4.07 LAST DOLLAR. Subject to the limitations set forth in
Section 4.08 below, the lien of this Mortgage shall remain in effect until the last dollar of the Indebtedness Secured Hereby is indefeasibly paid in full and all obligations of the Mortgagor under the Loan Agreement have been terminated.

         SECTION 4.08 REVOLVING INDEBTEDNESS/MAXIMUM PRINCIPAL INDEBTEDNESS SECURED. This Mortgage secures the following: (i) a revolving loan under which advances, payments and readvances may be made from time to time up to a maximum principal amount outstanding at any one time not to exceed $5,500,000; (ii) a real estate term loan of up to $1,481,000; (ii) equipment term loans of up to $1,000,000; and (iv) all of the other Indebtedness Secured Hereby; PROVIDED THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, ENFORCEMENT OF THIS MORTGAGE IS LIMITED TO A PRINCIPAL DEBT AMOUNT OF $2,000,000 (THE "MAXIMUM PRINCIPAL AMOUNT") UNDER CHAPTER 287 OF MINNESOTA STATUTES. THE MORTGAGOR FURTHER ACKNOWLEDGES AND AGREES THAT THIS MORTGAGE SECURES ANY AND ALL ADVANCES MADE UNDER THE LOAN AGREEMENT AND ANY OTHER INDEBTEDNESS SECURED HEREBY SUBJECT TO THE FOREGOING LIMITATION AND SHALL NOT BE DEEMED TO SECURE ONLY THE PRINCIPAL AMOUNT OF PARTICULAR ADVANCES OR OTHER AMOUNTS EQUAL TO THE MAXIMUM PRINCIPAL AMOUNT.

         SECTION 4.09 WAIVER OF JURY TRIAL. THE MORTGAGOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. THE MORTGAGOR, AFTER CONSULTING COUNSEL OF ITS CHOICE, HEREBY KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN IT AND THE MORTGAGEE WITH RESPECT TO THIS MORTGAGE, THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS BY IT AND THE MORTGAGEE. THE

MORTGAGOR SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

         SECTION 4.10 FUTURE MODIFICATIONS. Lender may at any time and from time to time, without notice to, and without the consent of, any other person or entity (except for Mortgagor in the case of a modification of the terms of the Loan Agreement or this Mortgage), (1) extend or accelerate the time of payment of the indebtedness secured hereby, (2) agree to modify the terms of the Loan Agreement or this Mortgage, including increasing payments of interest and principal, (3) release any person liable for payment of any indebtedness secured hereby or for performance of any obligation, (4) release all or any part of the security held for the indebtedness secured hereby, or (5) exercise or refrain from exercising or waive any right Lender may have.

         Lender shall have such rights and may exercise them without affecting the lien or priority of this Mortgage upon the Mortgaged Property or any part thereof, and without affecting the liability of any guarantor or surety, notwithstanding the fact that guarantors, sureties, junior mortgages, judgments, or other claims or encumbrances may be impaired, prejudiced, or otherwise adversely affected thereby.

         SECTION 4.11 NON-AGRICULTURAL USE. Mortgagor represents and warrants that as of the date of this Mortgage, the Mortgaged Property is not in agricultural use as defined in Minn. Stat. ss. 40A.02, Subd. 3 and is not used for agricultural purposes.

         SECTION 4.12 PAYMENT OF MORTGAGE REGISTRY TAX. To the extent that any Mortgage Registry Tax ("MRT") is due under Minn. Stat. Chapter 287 (as the same may be amended or recodified) with respect to this Mortgage, or any other tax is due upon the Indebtedness or this Mortgage, Mortgagor agrees to pay the MRT or other tax in full, whenever due, regardless on whom the MRT or other tax is imposed under said statute.

         SECTION 4.13 RELATING TO ASSIGNMENT OF RENTS. For purposes of the Assignment of Rents set forth in Section 1.09:

         (a) The provisions of Section 1.09 will not merge into the Sheriff's Certificate of Sale or any similar instrument in the event of foreclosure of the lien of this mortgage.

         (b) The exercise of the rights and remedies afforded to Mortgagee under
         Section 1.09, or the application of Rents and Profits, pursuant to the
         Section 1.09, will not operate to reinstate the Loan, to cure or waive any Event of Default (or notice of default) or to invalidate any act done pursuant to such Event of Default or notice.

         SECTION 4.14 WAIVER OF APPRAISEMENT, HOMESTEAD, AND MARSHALING. Mortgagor hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in effect. Mortgagor hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Mortgaged Property, or as to require Mortgagee to exhaust its remedies against a specific portion of the Mortgaged Property before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed and delivered to the Mortgagee as of the day and year first above written.




                                           MORTGAGOR:

                                           RESISTANCE TECHNOLOGY, INC.


                                           By:  /s/
                                                --------------------------------
                                                Its:
                                                    ----------------------------
STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this ____ day of August, 2005, by _________________________________the ____________________ of
Resistance Technology, Inc., a Minnesota corporation, for and on behalf of said corporation.



                                                /s/
                                                --------------------------------
                                                Notary Public





        [Mortgage Executed In Favor of Diversified Business Credit, Inc.]

                                    EXHIBIT A

                               (Legal Description)


         The real property located in the State of Minnesota, County of Ramsey and legally described as follows:


That part of the Northwest Quarter of Section 20, Township 30, Range 22, Ramsey County, Minnesota, described as follows:

Beginning at a point on the West line of said Northwest Quarter, distant 2023.23 feet South of the Northwest corner thereof; thence Easterly at Right angles a distance of 421.00 feet; thence Northerly at right angles, parallel with said West line, a distance of 293.16 feet; thence Westerly at right angles a distance of 421.00 feet to said West line; thence Southerly, along said West line, a distance of 293.16 feet to the point of beginning.


Abstract Property


Address: 4400 McMenemy St.
         Vadnais Heights, Minnesota   55127

PID #:   20-30-22-23-0027

                                    EXHIBIT B

                            (Permitted Encumbrances)

NONE